UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Semi-Annual Report

May 31, 2013

Nuveen Energy MLP Total
Return Fund

JMF

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	7
Share Information	8
Risk Considerations	10
Performance Overview and Holding Summaries	11
Shareholder Meeting Report	12
Portfolio of Investments	13
Statement of Assets & Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	20
Notes to Financial Statements	22
Annual Investment Management Agreement Approval Process	31
Reinvest Automatically, Easily and Conveniently	39
Glossary of Terms Used in this Report	41
Additional Fund Information	43

Chairman's
Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds' risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management

Very sincerely,

Robert P. Bremner
Chairman of the Nuveen Fund Board
July 23, 2013

Nuveen Investments

Portfolio Managers' Comments

Nuveen Energy MLP Total Return Fund (JMF)

The Fund's investment adviser is Nuveen Fund Advisors, LLC, an affiliate of Nuveen Investments. The Fund's portfolio is managed by FAMCO MLP, a division of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Chief Investment Officer at FAMCO MLP and Quinn T. Kiley, Managing Director, Senior Portfolio Manager, co-manage the Fund. Here they discuss their investment strategies and the performance of the Fund for the six-month period ended May 31, 2013.

What strategies were used to manage the Fund during this reporting period?

JMF continues to invest primarily in publicly traded master limited partnerships (MLPs) operating primarily in the energy sector with the main objective of providing a tax-advantaged total return. During the reporting period, the Fund was primarily invested in MLPs that own pipelines and other infrastructure facilities. This comes from our belief in expected growth of production from non-conventional oil and gas reserves throughout the U.S. The increase in production we are seeing results in the need for new energy infrastructure. We believe this environment is supportive of MLP cash flows and valuations.

During the previous two years of the Fund's existence, the MLP market was driven, in part, by significant merger and acquisition activity by MLPs. More recently, MLPs are targeting their capital expenditures towards new projects to increase the efficiency of their existing systems or to build facilities to take advantage of growing oil and gas production. The Fund's portfolio continues to transition as these new projects present investment opportunities.

The Fund also participated in three initial public offerings including KNOT Offshore Partners LP, Tallgrass Energy Partners LP and Western Gas Equity Partners LP during this reporting period.

How did the Fund perform during this six-month reporting period ended May 31, 2013?

The table in JMF's Performance Overview and Holding Summaries section of this report provides total return for the Fund for the six-month, one-year and since inception periods ended May 31, 2013. JMF underperformed both the Alerian MLP Index and the S&P 500® Index during the six-month reporting period.

It is important to remember that the Fund is treated as a "C" Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund's net asset value (NAV) reflects the net after-tax value of the Fund's portfolio. The Fund also employs leverage, which is further discussed below and later in this report. The Fund's tax structure and leverage should be considered when comparing the Fund's performance to the Alerian MLP Index and S&P 500® Index as neither index is leveraged nor affected by the tax treatment of gains or losses.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

During the reporting period, the MLP market experienced significant appreciation. After the 2012 election the market was focused on fiscal and economic policy and the real risk that the need for Federal revenues may negatively impact investments, including MLPs. The resulting "sequester" legislation reduced the likelihood of tax reform and markets surged. MLPs continue to experience a long period of growth due to the energy renaissance ongoing in North America. Combined with a high yield investors found attractive, MLPs rebounded from a disappointing 2012 during the six-month period ended May 31, 2013.

While JMF underperformed its comparative indexes during the reporting period, a direct comparison is not exact as the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Indexes however are calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Indexes, even if the pretax performance of the Fund and the performance of the Indexes are similar.

JMF's portfolio performance compared favorably to the Alerian MLP Index due to two factors, sector allocation and quality. The Fund was overweight those MLPs engaged in the midstream oil and the gathering & processing sectors. These sectors are experiencing meaningful growth and performed well during the period. A second factor that positively impacted performance was the Fund's underweight positions in the lowest quality MLPs in the Alerian MLP Index. These positions underperformed and detracted from the Alerian MLP Index for the reporting period.

Also contributing to performance was the Fund's use of leverage through bank borrowings. As JMF's portfolio produced positive returns during the period, the Fund's leverage positively impacted performance. Given the relatively low cost of the borrowings facility, leverage allowed the portfolio to pay out a higher distribution than it would have been capable of without the facility. Lastly, JMF's participation in the three initial public offerings also benefited the Fund's performance for the reporting period.

Nuveen Investments

Fund Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. During the period, the Fund entered into forward starting interest rate swap contracts, in order to partially fix the interest expense of leverage. Leverage and the forward starting swap contracts each had a positive impact on the performance of the Fund over this reporting period. As mentioned previously, given the relatively low cost of the Fund's borrowing facility, the leverage allowed the Fund to pay out a higher distribution than it would have been capable of otherwise.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Fund employs regulatory leverage through the use of bank borrowings. As of May 31, 2013, the Fund has outstanding bank borrowings of $257,000,000.

Refer to Notes to Financial Statements, Footnote 7—Borrowings Arrangements for further details on the Fund's bank borrowings.

As of May 31, 2013, the Fund's percentages of effective and regulatory leverage are shown in the accompanying table.

	Effective Leverage*	Regulatory Leverage*
JMF	24.92%	24.92%

*  Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Share Information

Distribution Information

The following information regarding the Fund's distributions is current as of May 31, 2013, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period ended May 31, 2013, the Funds' quarterly dividends to shareholders were as shown in the accompanying table.

Per Share Amounts
JMF
January	0.3160
April	0.3160
Current Distribution Rate*	6.15%

*  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Fund's quarterly distributions are set pursuant to a managed distribution program. Under that program, the Fund may source its distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from the Fund's investments in shares of energy Master Limited Partnerships (MLPs), less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since the Fund is taxed as an ordinary "C" corporation). Currently, the Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components. For additional information regarding the managed distribution program please visit the distribution section of the Fund's website at www.nuveen.com.

For purposes of determining the income tax characterization of the Fund's distributions, amounts in excess of the Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. The Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of the Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, the Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP that exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of the Fund's income tax basis in that MLP.

Nuveen Investments

The following table provides information regarding the Fund's distributions and actual total return performance for the six months ended May 31, 2013. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of May 31, 2013	JMF
Inception date	2/23/11
Six months ended May 31, 2013
Per share distribution:
From net investment income	$.63
Return of capital	—
Total per share distribution	$.63
Annualized distribution rate on NAV	6.41%
Average annual total returns:
6-Month (Cumulative) on NAV	14.37%
1-Year on NAV	29.53%
Since inception on NAV	8.60%

Share Repurchases

The Fund has not repurchased any of its outstanding shares since the inception of its share repurchase program.

Share Other Information

As of May 31, 2013, and during the six-month reporting period, the Fund's share price was trading at premiums to its NAVs as shown in the accompanying table.

JMF
Share NAV	$19.65
Share Price	$20.56
Premium/(Discount) to NAV	4.63%
6-Month Average Premium/(Discount) to NAV	3.17%

Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Funds' investment program and the tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Energy Sector Risk. Because the Fund invests primarily in energy sector MLPs, concentration in this sector may present more risks than if the Fund were invested in numerous sectors of the economy.

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk. The Fund is able to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. A nondiversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Nuveen Investments

Nuveen Energy MLP Total Return Fund (JMF)

Performance Overview and Holding Summaries as of May 31, 2013

Average Annual Total Returns as of May 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[3]
JMF at NAV	14.37%	29.53%	8.60%
JMF at Share Price	16.13%	30.47%	8.58%
Alerian MLP Index	14.68%	28.61%	14.18%
S&P 500 Index	16.43%	27.28%	12.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation1,2

(as a % of total investments)

Master Limited Partnerships & MLP Affiliates	98.6%
Short-Term Investments	1.4%

Portfolio Composition1,2

(as a % of total investments)

Oil, Gas & Consumable Fuels	97.8%
Energy Equipment & Services	0.8%
Short-Term Investments	1.4%

Ten Largest Master Limited Partnerships & MLP Affiliates Holdings1

(as a % of total Master Limited Partnerships & MLP Affiliates Holdings)

Energy Transfer Equity LP	7.8%
Enterprise Products Partners LP	7.8%
Plains All American Pipeline LP	7.6%
Williams Partners LP	7.5%
DCP Midstream Partners LP	4.9%
Magellan Midstream Partners LP	4.9%
Kinder Morgan Inc	4.8%
Inergy LP	4.8%
Kinder Morgan Management LLC	4.7%
MarkWest Energy Partners LP	4.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Holdings are subject to change.

2  Excluding investments in derivatives.

3  Since inception returns are from 2/23/11.

Nuveen Investments

JMF

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

JMF
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	35,558,569
Withhold	638,633
Total	36,197,202
Judith M. Stockdale
For	35,481,139
Withhold	716,063
Total	36,197,202
Carole E. Stone
For	35,510,539
Withhold	686,663
Total	36,197,202
Virginia L. Stringer
For	35,539,147
Withhold	658,055
Total	36,197,202

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund

Portfolio of INVESTMENTS

  May 31, 2013 (Unaudited)

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 147.1% (98.6% of Total Investments)
	Energy Equipment & Services – 1.1% (0.8% of Total Investments)
320,336	Exterran Partners LP	$8,876,511
	Oil, Gas & Consumable Fuels – 146.0% (97.8% of Total Investments)
655,390	Access Midstream Partners LP	28,194,878
181,545	Alliance Holdings GP LP	11,569,863
125,925	Alliance Resource Partner	9,101,859
625,438	Atlas Pipeline Partners LP	23,272,548
764,010	Boardwalk Pipeline Partners LP	22,614,696
510,900	Buckeye Partners LP	33,790,926
418,320	Buckeye Partners LP, Class B Shares, (2), (3), (4)	26,951,906
141,471	Crestwood Midstream Partners LP	3,501,407
601,005	Crosstex Energy LP	11,575,356
1,173,969	DCP Midstream Partners LP	56,115,718
339,690	Delek Logistics Partners LP	11,654,764
1,557,602	Energy Transfer Equity LP	89,032,527
1,495,804	Enterprise Products Partners LP	88,835,800
482,560	EQT Midstream Partners LP	23,577,882
1,012,525	EV Energy Partners LP	38,536,702
741,252	Genesis Energy LP	37,173,788
341,180	Golar LNG Partners LP	11,368,118
2,352,805	Inergy LP	54,820,357
649,351	Inergy Midstream LP, (3), (4)	14,551,956
62,888	Kinder Morgan Energy Partners LP	5,244,859
652,885	Kinder Morgan Management LLC, (2)	53,027,320
1,449,355	Kinder Morgan Inc	55,046,503
34,810	Knot Offshore Partners LP, (5)	812,465
1,069,451	Magellan Midstream Partners LP	55,600,757
727,895	MarkWest Energy Partners LP	47,924,607
135,410	Oiltanking Partners LP	6,702,795
709,615	Oxford Resource Partners LP	2,221,095
1,549,398	Plains All American Pipeline LP	87,045,180
141,850	Rose Rock Midstream LP	5,242,776
541,910	Southcross Energy Partners LP	12,171,299
67,040	Susser Petroleum Partners LP	1,933,434
188,550	Tallgrass Energy Partners LP, (5)	4,074,566
511,955	TC PipeLines LP	22,305,879
692,635	Teekay Offshore Partners LP	22,462,153
344,110	Tesoro Logistics LP	21,348,584
194,723	TransMontaigne Partners LP	8,176,419
373,375	Western Gas Partners LP	21,965,651
403,338	Western Gas Equity Partners LP	15,092,908
1,707,382	Williams Partners LP	85,181,288
	Total Oil, Gas & Consumable Fuels	1,129,821,589
	Total Master Limited Partnerships & MLP Affiliates (cost $935,915,579)	1,138,698,100

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund (continued)

Portfolio of INVESTMENTS May 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.0% (1.4% of Total Investments)
$15,824	Repurchase Agreement with State Street Bank, dated 5/31/13, repurchase price $15,823,835, collateralized by $16,225,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $16,145,141	0.010%	6/03/13	$15,823,822
	Total Short-Term Investments (cost $15,823,822)			15,823,822
	Total Investments (cost $951,739,401) – 149.1%			1,154,521,922
	Borrowings – (33.2)% (6), (7)			(257,000,000)
	Other Assets Less Liabilities – (15.9)% (8)			(123,385,845)
	Net Assets – 100%			$774,136,077

Investments in Derivatives as of May 31, 2013

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Termination Date	Unrealized Appreciation (Depreciation) (8)
JPMorgan	$96,375,000	Receive	1-Month USD-LIBOR	1.498%	Monthly	12/01/14	12/01/18	$673,795
JPMorgan	96,375,000	Receive	1-Month USD-LIBOR	1.995	Monthly	12/01/14	12/01/20	1,069,908
								$1,743,703

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

  (2)  Distributions are paid in-kind.

  (3)  For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliates classified as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

  (5)  Represents a new issue security. Security has not made an initial distribution to shareholders.

  (6)  Borrowings as a percentage of Total Investments is 22.3%.

  (7)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $608,457,079 have been pledged as collateral for Borrowings.

  (8)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (9)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

May 31, 2013 (Unaudited)

Assets
Investments, at value (cost $951,739,401)	$1,154,521,922
Cash	64
Unrealized appreciation on swaps	1,743,703
Receivables:
Distributions from Master Limited Partnerships ("MLPs")	439,236
Investments sold	1,212,656
Other assets	27,983
Total assets	1,157,945,564
Liabilities
Borrowings	257,000,000
Payables:
Interest	248,775
Investments purchased	15,304,863
Federal income tax	1,874,277
State income tax	1,695,728
Deferred tax liability, net	105,900,450
Accrued expenses:
State franchise tax	74,993
Management fees	937,874
Trustees fees	26,468
Other	746,059
Total liabilities	383,809,487
Net assets	$774,136,077
Shares outstanding	39,392,389
Net asset value per share outstanding	$19.65
Net assets consist of:
Shares, $.01 par value per share	$393,924
Paid-in surplus	556,872,302
Accumulated net investment income (loss), net of tax	94,821,187
Accumulated net realized gain (loss), net of tax	(37,848,058)
Net unrealized appreciation (depreciation), net of tax	159,896,722
Net assets	$774,136,077
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended May 31, 2013 (Unaudited)

Investment Income
Distributions from MLPs	$28,441,597
Less: Return of capital on distributions from MLPs	(28,441,597)
Interest	52,398
Total investment income	52,398
Expenses
Management fees	(5,263,042)
Shareholder servicing agent fees and expenses	(148)
Interest expense on borrowings	(1,480,472)
Custodian fees and expenses	(66,462)
Trustees fees and expenses	(20,342)
Professional fees	(133,393)
Shareholder reporting expenses	(96,511)
Stock exchange listing fees	(6,687)
Investor relations expense	(75,401)
Franchise tax expense	(74,993)
Other expenses	(149,770)
Total expenses	(7,367,221)
Net investment income (loss) before taxes	(7,314,823)
Deferred tax benefit	2,549,124
Current tax (expense)	(3,755,871)
Net investment income (loss)	(8,521,570)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	101,624,281
Deferred tax (expense)/benefit	(35,414,786)
Net realized gain (loss) from investments	66,209,495
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	63,621,258
Swaps	1,743,703
Deferred tax (expense)/benefit	(22,778,869)
Change in net unrealized appreciation (depreciation) of investments	42,586,092
Net realized and unrealized gain (loss)	108,795,587
Net increase (decrease) in net assets from operations	$100,274,017

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Six Months Ended 5/31/13	Year Ended 11/30/12
Operations
Net investment income (loss)	$(8,521,570)	$1,256,839
Net realized gain (loss) from investments	66,209,495	11,368,640
Change in net unrealized appreciation (depreciation) of:
Investments	40,842,389	35,708,536
Swaps	1,743,703	—
Net increase (decrease) in net assets from operations	100,274,017	48,334,015
Distributions to Shareholders
From and in excess of net investment income	(24,840,625)	—
Return of capital	—	(34,970,800)
Decrease in net assets from distributions to shareholders	(24,840,625)	(34,970,800)
Fund Share Transactions
Issued in reorganization	—	269,635,083
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,333,139	3,466,629
Net increase (decrease) in net assets from Fund share transactions	2,333,139	273,101,712
Net increase (decrease) in net assets	77,766,531	286,464,927
Net assets at the beginning of period	696,369,546	409,904,619
Net assets at the end of period	$774,136,077	$696,369,546
Accumulated net investment income (loss), net of tax at the end of period	$94,821,187	$10,924,536

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows

Six Months Ended May 31, 2013 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$100,274,017
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(431,468,660)
Proceeds from sales of investments	424,190,850
Proceeds from (Purchase of) short-term investments, net	(8,184,914)
Proceeds from payment-in-kind distributions from MLPs	(908,333)
Return of capital distributions from MLPs	28,441,597
(Increase) Decrease in:
Receivable for distributions from MLPs	(25,604)
Receivable for investments sold	2,680,456
Receivable for federal income tax	54,384
Other assets	(7,802)
Increase (Decrease) in:
Deferred tax liability, net	55,644,531
Payable for interest	99
Payable for investments purchased	15,304,863
Payable for federal income tax	1,874,277
Payable for state income tax	1,653,591
Accrued state franchise tax expense	1,375
Accrued management fees	121,055
Accrued Trustees fees	7,522
Accrued other expenses	(153,323)
Net realized (gain) loss from investments	(101,624,281)
Change in net unrealized (appreciation) depreciation of investments	(63,621,258)
Change in net unrealized (appreciation) depreciation of swaps	(1,743,703)
Net cash provided by (used in) operating activities	22,510,739
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	(3,189)
Cash distributions paid to shareholders	(22,507,486)
Net cash provided by (used in) financing activities	(22,510,675)
Net Increase (Decrease) in cash	64
Cash at the beginning of period	—
Cash at the End of Period	$64

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the period ended was $1,480,373.

Non-cash operating activities included herein consist of payment-in-kind distributions of $908,333.

Non-cash financing activities not included herein consist of reinvestments of share distributions of $2,333,139.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Year Ended 11/30:
2013	(f)	$17.73	$(.22)	$2.77	$2.55	$(.63	)*	$—	$(.63)	$—	$19.65	$20.56
2012		17.22	.05	1.72	1.77	—		(1.26)	(1.26)	—	17.73	18.28
2011	(e)	19.10	(.24)	(.65)	(.89)	—		(.95)	(.95)	(.04)	17.22	16.66
		Borrowings at the End of Period
		Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 11/30:
2013	(f)	$257,000	$4,012
2012		257,000	3,710
2011	(e)	125,000	4,280

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Before Income Taxes/ Tax Benefit (Expense)(d)				Ratios to Average Net Assets After Income Taxes/ Tax Benefit (Expense)(c)(d)				Ratios to Average Net Assets
		Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)		Portfolio Turnover Rate
Year Ended 11/30:
2013	(f)	16.13%	14.37%	$774,136	(1.99	)%**	(1.97	)%**	(17.99	)%**	(2.30	)%**	(16.01	)%**	39%
2012		17.87	10.71	696,370	(2.10)		(2.10)		(5.58)		.25		(3.48)		45
2011	(e)	(11.94)	(4.76)	409,905	(1.78	)**	(1.78	)**	(1.78	)**	(1.78	)**	—		46

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Expenses ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(d)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Footnote 7– Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense and other costs related to borrowings as follows:

		Ratios of Borrowings Expense to Average Net Assets
Year Ended 11/30:
2013	(f)	(.40	)%**
2012		(.49)
2011	(e)	(.30	)**

(e)  For the period February 23, 2011 (commencement of operations) through November 30, 2011.

(f)  For the six months ended May 31, 2013.

*  Represents distributions paid "From and in excess of net investment income."

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Energy MLP Total Return Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JMF."

On December 31, 2012, the Funds' investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, LLC (the "Adviser"). There were no changes to the identities or roles of any personnel as a result of the change.

The Fund's investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships ("MLPs") in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Footnote 6—Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by a pricing service approved by the Fund's Board of Trustees, which are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Nuveen Investments

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

The Fund may purchase both domestic and international MLPs. The Fund's investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the "MLP Entities"). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on an accrual basis.

The Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as "Distributions from MLPs" on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as "Return of capital on distributions from MLPs" on the Statement of Operations. For the six months ended May 31, 2013, the Fund estimated and characterized 100% of its distributions from MLPs as return of capital.

Income Taxes

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for the Fund is 2.28%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund's income tax provision consists of the following as of May 31, 2013:

Current tax expense (benefit):
Federal	$2,109,855
State	1,646,016
Total current tax expense (benefit)	$3,755,871
Deferred tax expense (benefit):
Federal	$53,073,117
State	2,571,414
Total deferred tax expense (benefit)	$55,644,531

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Description	Amount	Rate
Application of statutory income tax rate	$55,886,047	35.00%
State income taxes, net of federal benefit	3,641,324	2.28
Effect of permanent differences	(225,835)	(0.14)
Effect of valuation allowance	—	—
Effect of other items	98,866	0.06
Total income tax expense (benefit)	$59,400,402	37.20%

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs' taxable income in computing its own taxable income. The Fund's tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

Components of the Fund's deferred tax assets and liabilities as of May 31, 2013, are as follows:

Description	Deferred Benefit (Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$1,206,811
Capital loss carryforward (tax basis)	—
Tax credit carryforward—AMT	1,730,714
Other	13,676
$2,951,201
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(107,644,840)
Net deferred taxes before valuation allowance	$(104,693,639)
Less: valuation allowance	(1,206,811)
Net deferred tax assets (liabilities)	$(105,900,450)
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$(1,206,811)
Provision to return	—
Release of valuation allowance	—
Change in state tax deferred rate	—
Balance at the end of period	$(1,206,811)

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

As of May 31, 2013, the cost and unrealized appreciation (depreciation) of investments, (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$866,506,998
Gross unrealized:
Appreciation	$315,305,523
Depreciation	(27,290,599)
Net unrealized appreciation (depreciation) of investments	$288,014,924

As of November 30, 2012, the Fund's last tax year end, the Fund had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Expiration:
November 30, 2031	$4,531,935
November 30, 2032	29,908,813
Total	$34,440,748

As of November 30, 2012, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration: November 30, 2016	$6,512,728

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund's quarterly distributions are set pursuant to a managed distribution program. Under that program, the Fund may source its distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from the Fund's investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since the Fund is taxed as an ordinary "C" corporation). Currently, the Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components.

For purposes of determining the income tax characterization of the Fund's distributions, amounts in excess of the Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. The Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of the Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, the Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP which exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of the Fund's income tax basis in that MLP.

The character of the Fund's distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. The Fund's accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that 100% of the Fund's distributions during the six months ended May 31, 2013, will be characterized for U.S. GAAP purposes as a return of capital.

The distributions made by the Fund during the six months ended May 31, 2013, are provisionally classified as being "From and in excess of net investment income." Those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after November 30, 2013, the Fund's fiscal year end.

Swap Contracts

The Fund is authorized to enter into interest rate swap and forward interest rate swap contracts ("swap contracts") to mitigate the negative impact that an increase in short-term rates could have on share net earnings as a result of leverage.

Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay or receive,

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. The payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap contract would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap contract's termination date increase or decrease. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract, and are equal to the difference between the Fund's basis in the interest rate swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a swap contract is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Once periodic payments are settled in cash, they are combined with the net realized gain or loss recorded upon the termination of the swap contract.

During the six months ended May 31, 2013, the Fund used swap contracts to partially fix its interest cost of leverage.

The average notional amount of swap contracts outstanding during the six months ended May 31, 2013, was as follows:

Average notional amount of swap contracts outstanding*	$64,250,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal period.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$1,097,194,238	$41,503,862	$—	$1,138,698,100
Short-Term Investments:
Repurchase Agreements	—	15,823,822	—	15,823,822
Derivatives:
Swaps**	—	1,743,703	—	1,743,703
Total	$1,097,194,238	$59,071,387	$—	$1,156,265,625

*  Refer to the Fund's Portfolio of Investments for industry classifications and for breakdown of Master Limited Partnerships & MLP Affiliates classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. The Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of May 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on swaps	$1,743,703	—	$—

The following table presents the amount of change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2013, on derivative instruments, as well as the primary risk exposure.

Change in Net Unrealized Appreciation (Depreciation) of Swaps
Risk Exposure
Interest Rate	$1,743,703

4. Fund Shares

Since the inception of the Fund's repurchase program, the Fund has not repurchased any of its outstanding shares.

Transactions in shares were as follows:

	Six Months Ended 5/31/13	Year Ended 11/30/12
Shares:
Issued in the Reorganization	—	15,269,786
Issued to shareholders due to reinvestment of distributions	119,296	203,061
	119,296	15,472,847

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended May 31, 2013, were as follows:

Purchases	$431,468,660
Sales	424,190,850

6. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.9000%
For the next $500 million	.8750
For the next $500 million	.8500
For the next $500 million	.8250
For managed assets over $2 billion	.8000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the fund's use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2013, the complex-level fee rate for the Fund was .1661%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with FAMCO MLP, a division of Advisory Research, Inc., a wholly-owned subsidiary of Piper Jaffray Companies, under which FAMCO MLP manages the investment portfolio of the Fund. FAMCO is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

7. Borrowing Arrangements

The Fund has entered into a $257 million (maximum commitment amount) prime brokerage facility ("Borrowings") with Deutsche Bank AG ("Deutsche Bank") as a means of financial leverage. As of May 31, 2013, the Fund's outstanding balance on the Borrowings was $257 million.

During the six months ended May 31, 2013, the average daily balance outstanding and average annual interest rate on the Borrowings was $257 million and 1.14%, respectively.

In order to maintain the Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest expense incurred on the Borrowings is calculated at a rate per annum equal to 3-Month LIBOR (London Inter-bank Offered Rate) plus .85%. In addition, the Fund accrues a commitment fee of .50% per annum on the unused portion of the maximum commitment amount.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowing amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

During June 2013, subsequent to the close of this reporting period, the Fund amended its Borrowings with Deutsche Bank and increased its maximum commitment amount from $257 million to $302 million. The Fund incurred a one-time .05% upfront fee for the increase on the maximum commitment amount, which will be fully expensed during the current fiscal period. All other terms of the Borrowings remained unchanged.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update ("ASU") 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Advisor") and the sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and FAMCO MLP (the "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Sub-Advisor made a presentation to the Board. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the

Nuveen Investments

Sub-Advisor's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end Fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Fund), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

Nuveen Investments

In considering the performance data for the Fund, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. The Board did, however, recognize that the Fund underperformed its benchmark for the one-year period, but noted that the comparative benchmark is highly concentrated in a few names and reflects their performance. Moreover, the Independent Board Members recognized that the Fund's investment strategy calls for a more diversified portfolio, which contributes to differing results.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee in line with and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Fund, is a non-affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor and noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for other clients. The Independent Board Members noted that the Fund's sub-advisory fees were the result of arm's-length negotiations. The Independent Board Members further noted that the fees paid to the Sub-Advisor for its sub-advisory services were at the low end of its fee schedule or of its average fees earned.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Advisor's revenues, expenses and profitability margins for its advisory activities with the Fund. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit the Fund and shareholders to the extent the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently (continued)

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JMF	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-A-0513D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)                  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 5, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 5, 2013